--------------------------------------------------------------------------------



--------------------------------------------------------------------------------








                                  ANNUAL REPORT









================================================================================


                                  MaxFund Trust

================================================================================





















                                December 31, 2000

Dear Shareholder:


For the first time in a long time, 2000 was not a good year for most investors. Although the broad market, as represented by the S&P 500, was down 9.1%, the most popular and widely owned growth stocks declined far more. By mid-year, it was clear that the high tech players had run out of new money (thanks to Alan Greenspan) while the high value players had run out of patience. By year-end, it was equally clear, that reality once again could be defined as real earnings and real value.


Within this context the Maxus Funds continued their exceptional performance relative to their respective market indices as well as to other competing mutual funds. The two original Funds, Maxus Equity and Maxus Income, were the star performers.


The Maxus Equity Fund ended the year with a 23.3% gain compared to its benchmarks, the Russell 3000 Index, which produced a negative -7.5% return, and the Lipper Multicap Value Index, which produced an 9.6% return.

Of all investment grade domestic bond funds, the Maxus Income Fund ended the year in the top 1% with a total return of 16.0% versus the Ryan Labs Treasury Index which returned 13.5%. Currently, we expect dividends in 2001 to be in the $0.70 to $0.77 range and our goal is to continue to produce capital appreciation in excess of these dividends.

After significantly outperforming the competition in 1999, the Maxus Aggressive Value Fund scored a return of -1.4% in 2000. Although not in the money, this result compares favorably to the Merrill Lynch Microcap Composite, which returned -6.1%. In my estimation microcap value continues to be the most compelling market sector today, and if January, 2001, is any indication, the next 3 to 5 years should be exceptional.

Slightly ahead of the Morgan Stanley World Index, the Maxus Laureate Fund returned -12.4%. Investors who owned Laureate in 1999 (50.6% return in 1999) have been well rewarded during the past two years.


Lastly, Maxus Ohio Heartland, a fund of companies headquartered in Ohio, produced a return of 1.4% in 2000, ahead of the Russell 2000 Index. Ohio companies have struggled in the market during the past several years but signs are encouraging that this is about to change.

Finally, I want to thank all of our shareholders that have supported us over the past many years. On January 2, 2001, Fifth Third Bancorp purchased the management company of the Maxus Funds and have since renamed them the Fifth Third/Maxus Funds. We all look forward to exceptional benefits to be derived from this relationship with one of the most successful and acclaimed financial institutions in the United States.

Our shareholders should take notice that I and my associates, Denis Amato and Alan Miller will continue to manage your Fund(s) in the same manner and under the same circumstances as before. We all look forward to serving you well.

Sincerely

/S/ Richard A. Barone


Richard A. Barone
Chairman
Fifth Third/Maxus Asset Management

Maxus Aggressive Value Fund
                                                         SCHEDULE OF INVESTMENTS
                                                               December 31, 2000

 SHARES / PRINCIPAL AMOUNT                            MARKET VALUE    % ASSETS

           COMMON STOCKS

           Basic Materials
   181,800 Campbell Resources                   *     $     51,131
    17,700 Oglebay Norton                                  344,044
   185,000 Olympic Steel                        *          364,219
                                                      --------------------------
                                                           759,394         3.4%

           Business Consumables
   100,000 Mercury Air Group                    *          487,500         2.2%

           Capital Goods
    16,500 Ameron International                            614,625
    32,500 Corrpro                              *           95,468
    20,500 Cubic                                           526,594
    45,100 Flow International                   *          496,100
    41,300 Foster, (L. B.) Class A              *          103,250
    50,000 Northwest Pipe                       *          353,125
   100,000 Perceptron                           *          150,000
                                                      --------------------------
                                                         2,339,162        10.6%

           Consumer Products
    99,800 Hartmarx                             *          237,025
    75,500 Laser Vision Centers                 *          122,688
   135,000 Lazare Kaplan International          *          683,437
   136,500 Martin Industries                    *           85,313
    90,000 Michael Anthony Jewelers             *          163,125
    51,700 Movado Group                                    788,425
   159,600 RG Barry                             *          379,050
   110,000 Rocky Shoes & Boots                  *          426,250
    10,000 Saucony Class A                      *           80,000
    70,000 Zapata                               *          109,375
                                                      --------------------------
                                                         3,074,688        13.9%

           Energy
   270,000 Ethyl                                *          388,125
   110,000 Kaneb Services                       *          646,250
    30,000 Patina Oil & Gas                                720,000
                                                      --------------------------
                                                         1,754,375         7.9%

           Financials
    29,000 Atalanta Sosnoff Capital                        311,750
     6,500 Bancorp Rhode Island                             82,469
   190,000 DLJ Direct                           *          712,500
                                                      --------------------------
                                                         1,106,719         5.0%

           Healthcare
   106,300 Carrington Laboratories              *          106,300
    30,000 Hologic                              *          159,375
   100,000 Orthologic                           *          287,500
    10,500 Spacelabs Medical                    *          136,500
                                                      --------------------------
                                                           689,675         3.1%

           Real Estate
    13,600 American Land Lease                             134,300
    71,700 Associated Estates Realty                       578,080
    95,300 Bluegreen                            *          148,906
    45,000 Boykin Lodging                                  382,500
   240,000 Excel Legacy                         *          570,000
                                                      --------------------------
                                                         1,813,786         8.2%

           Services
    78,500 Century Business Services            *           88,313         0.4%

           Technology
    35,000 Applied Science and Technology       *          420,000
    45,800 Ault                                 *          320,600
   122,700 Cambridge Technology Partners        *          322,088
    28,700 Datum                                *          634,987
                                                      --------------------------
                                                         1,697,675         7.7%

           Wholesale Distribution
    85,000 Aviall                               *          430,312
    68,000 Park-Ohio Holdings                   *          331,500
   499,000 Strategic Distribution               *          218,313
                                                      --------------------------
                                                           980,125         4.4%

           TOTAL FOR COMMON STOCKS                      14,791,412        66.8%

           CONVERTIBLE PREFERRED SHARES**
    25,000 Chiquita Brands $2.88                *           76,563         0.3%

           CLOSED END EQUITY FUNDS
    33,100 Brantley Capital                                285,488
    75,800 Equus II                                        672,725
    20,000 Templeton China World                           145,000
                                                      --------------------------
                                                         1,103,213         5.0%

           US GOVERNMENT SECURITIES
 2,000,000 US Treasury Strips                            1,958,760         8.8%
           11.625% Due 05-15-01

           CASH EQUIVALENTS
 4,209,620 Firstar Treasury Fund 5.29%                   4,209,620        19.0%
                                                      --------------------------
           TOTAL INVESTMENTS
           (Cost - $24,748,313)"                        22,139,568        99.9%

           OTHER ASSETS LESS LIABILITIES                    27,674         0.1%
                                                      --------------------------

           NET ASSETS                                 $ 22,167,242       100.0%
                                                      ==========================
           * - Non-income producing security.

           ** - Dollar amount indicated represents
                expected per share annual dividend.

     The accompanying notes are an integral part of the financial statements

Maxus Ohio Heartland Fund

                                                         SCHEDULE OF INVESTMENTS
                                                               December 31, 2000

 SHARES / PRINCIPAL AMOUNT                              MARKET VALUE  % ASSETS

         COMMON STOCKS

         Basic Materials
   2,500 A. Schulman                                    $     28,750
   2,500 Brush Engineered Materials                           50,469
   5,500 Hawk Corp. Class A                       *           29,906
   2,500 Oglebay Norton                                       48,594
  10,000 Olympic Steel                            *           19,688
   6,000 PolyOne                                              35,250
                                                      --------------------------
                                                             212,657      14.6%

         Business Consumables
  10,000 Officemax                                *           28,750
   4,000 RPM Inc. Ohio                                        34,250
   3,500 Standard Register                                    49,875
                                                      --------------------------
                                                             112,875      7.7%

         Capital Goods
   2,500 Amcast Industrial                                    24,844
   6,750 Corrpro                                  *           19,828
   1,500 Diebold                                              50,063
   3,000 Lamson & Sessions                        *           31,500
   3,000 Stoneridge                               *           20,250
                                                      --------------------------
                                                             146,485      10.0%

         Consumer Products
   3,000 Bob Evans Farms                                      63,937
   2,500 Consolidated Stores                      *           26,563
   6,000 Elder Beerman Stores                     *           17,625
   6,000 Huffy                                    *           39,000
  12,000 RG Barry                                 *           28,500
   5,000 Rocky Shoes & Boots                      *           19,375
   7,500 Royal Appliance                          *           30,000
   2,500 Smucker, (J.M.)                                      69,874
   1,800 Wendy's International                                47,250
                                                      --------------------------
                                                             342,124      23.4%

         Financials
   7,500 Ceres Group                              *           45,000
   2,000 KeyCorp                                              56,000
   3,500 Second Bancorp                                       50,750
   4,500 State Auto Financial                                 80,437
                                                      --------------------------
                                                             232,187      15.9%

         Healthcare
   1,500 Invacare                                             51,375
   4,000 Steris                                   *           64,500
                                                      --------------------------
                                                             115,875       7.9%

         Real Estate
   4,000 Associated Estates Realty                            32,250
   4,000 Boykin Lodging                                       34,000
                                                      --------------------------
                                                              66,250       4.5%

         Technology
   4,000 Allen Telecom                            *           71,750
   5,918 Datatrak                                 *           16,644

   4,500 Kendle International                     *           44,719
   3,000 Structural Dynamics                      *           30,000
                                                      --------------------------
                                                             163,113      11.2%

         Wholesale Distribution
   3,500 Cooper Tire & Rubber                                 37,188
   5,000 Pioneer Standard Electronics                         55,000
   5,000 Rainbow Rentals                          *           26,250
                                                      --------------------------
                                                             118,438       8.1%

         TOTAL FOR COMMON STOCKS                           1,510,004     103.3%

         CASH EQUIVALENTS
   2,131 Firstar Treasury Fund 5.29%                           2,131       0.2%
                                                      --------------------------
         TOTAL INVESTMENTS
         (Cost - $2,024,388)                               1,512,135     103.5%

         LIABILITIES IN EXCESS OF OTHER ASSETS               (50,757)     -3.5%
                                                      --------------------------

         NET ASSETS                                   $    1,461,378     100.0%
                                                      ==========================
         * - Non-income producing security.

     The accompanying notes are an integral part of the financial statements

Statement of Assets & Liabilities
--------------------------------------------------------------------------------
Ohio Heartland & Aggressive Value Funds                        December 31, 2000

                                                      Ohio
                                                    Heartland     Aggressive
                                                      Fund        Value Fund
Assets:
  Investment Securities at Market Value             1,512,135     22,139,568
  (Identified Cost - $2,024,388 and $24,748,313)
  Cash                                                    -          202,010
  Receivables:
    Investment securities sold                            -            9,849
    Shareholder purchases                                 -           60,161
    Dividends and interest                              1,553         94,384
    Miscellaneous                                         -           11,024
  Unamortized organization costs                        6,158          6,158
                                                    ----------    -----------
Total Assets                                        1,519,846     22,523,154
                                                    ----------    -----------
Liabilities:
  Payable for investment securities purchased             -          255,369
  Payable for shareholder redemptions                     -           50,372
  Payable to custodian bank                            23,139            -
  Accrued expenses                                     24,305         50,171
  Miscellaneous payable                                11,024            -
                                                    ----------    -----------
Total Liabilities                                      58,468        355,912
                                                    ----------    -----------
Net Assets                                          1,461,378     22,167,242
                                                    ==========    ===========
Net Assets Consist Of:
  Capital paid in                                   2,039,284     24,858,030
  Accumulated undistributed net investment income         -            5,638
  Accumulated realized gain/(loss) on investments     (65,653)       (87,681)
  Unrealized appreciation (depreciation) in value
    of investments based on identified cost - net    (512,253)    (2,608,745)
                                                    ----------     -----------
Net Assets                                          1,461,378     22,167,242

Net Assets
  Investors shares                                  1,076,683     15,424,000
  Institutional shares                                384,695      6,743,242
                                                    ----------    -----------
     Total                                          1,461,378     22,167,242
                                                    ==========    ===========
Shares of capital stock
  Investors shares                                    147,881      3,159,271
  Institutional shares                                 52,309      1,372,180
                                                    ----------    -----------
     Total                                            200,190      4,531,451
                                                    ==========    ===========
Net asset value per share
  Investors shares                                    $  7.28        $  4.88
                                                    ----------    -----------
  Institutional shares                                $  7.35        $  4.91
                                                    ----------    -----------


     The accompanying notes are an integral part of the financial statements

Statement of Operations
--------------------------------------------------------------------------------
Ohio Heartland & Aggressive Value Funds                        December 31, 2000

                                                         Ohio
                                                       Heartland    Aggressive
                                                         Fund       Value Fund
Investment Income:
Dividend income                                        $  37,129       266,894
Interest income                                            2,454       233,854
                                                       ----------   -----------
Total Income                                              39,583       500,748
                                                       ----------   -----------
Expenses:
Investment advisory fees (Note 2)                         17,927       206,990
Distribution fees (Investor shares)                        5,600        78,765
Transfer agent fees/Accounting and pricing                 4,911        27,468
Custodial fees                                             4,435        15,606
Printing & Other miscellaneous                             5,499        14,002
Audit                                                      7,600         7,600
Registration and filing fees                               2,250         4,805
Trustee fees                                               3,600         4,800
Organization costs                                         3,043         3,043
Legal                                                      2,951         2,951
Taxes                                                        816         1,222
                                                       ----------   -----------
Total Expenses                                            58,632       367,252

Net Investment income (loss)                             (19,049)      133,496

Realized and Unrealized Gain (Loss) on Investments:
Realized gain (loss) on investments                      (36,552)    2,309,132
Unrealized appreciation (depreciation) on investments    107,043    (3,316,597)
                                                       ----------   -----------
Net realized and unrealized gain (loss) on investments    70,491    (1,007,465)
                                                       ----------   -----------

Net increase (decrease) in net assets from operations  $  51,442      (873,969)
                                                       ==========   ===========
    The accompanying notes are an integral part of the financial statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
Ohio Heartland & Aggressive Value Funds                        December 31, 2000

                                                        Ohio            Ohio         Aggressive      Aggressive
                                                   Heartland Fund  Heartland Fund    Value Fund      Value Fund
                                                      01/01/00        01/01/99        01/01/00        01/01/99
                                                         to              to              to              to
                                                      12/31/00        12/31/99        12/31/00        12/31/99
From Operations:
     Net investment income                                (19,049)        (19,243)      133,496         (74,977)
     Net realized gain (loss) on investments              (36,552)         20,704     2,309,132         602,160
     Net unrealized appreciation (depreciation)           107,043        (253,998)   (3,316,597)        816,427
                                                   --------------- ---------------   -----------     -----------
Increase (decrease) in net assets from operations          51,442        (252,537)     (873,969)      1,343,610
                                                   --------------- ---------------   -----------     -----------
Distributions to investor shareholders:
     Net investment income                                                              (72,315)            -
     Net realized gain from security transactions         (11,788)                   (1,706,571)       (370,605)

Distributions to institutional shareholders:
     Net investment income                                    -               -         (55,543)            -
     Net realized gain from security transactions          (8,816)            -        (718,101)       (128,732)
                                                   --------------- ---------------   -----------     -----------
Change in net assets from distributions                   (20,604)            -      (2,552,530)       (499,337)
                                                   --------------- ---------------   -----------     -----------
From capital share Investor transactions:
     Proceeds from sale of shares                         248,687         487,091    10,762,805       6,985,616
     Dividend reinvestment                                 11,031            -        1,468,956         322,221
     Cost of shares redeemed                             (237,255)       (503,089)   (3,654,362)     (1,806,100)

From capital share Institutional transactions:
     Proceeds from sale of shares                          55,699         188,675     5,337,267       2,362,244
     Dividend reinvestment                                  6,719             -         702,709          79,131
     Cost of shares redeemed                             (545,109)        (16,692)   (1,434,441)       (691,841)
                                                   --------------- ---------------   -----------     -----------
Change in net assets from capital transactions           (460,228)        155,985    13,182,934       7,251,271
                                                   --------------- ---------------   -----------     -----------
Change in net assets                                     (429,390)        (96,552)    9,756,435       8,095,544

Net Assets:
     Beginning of period                                1,890,768       1,987,320    12,410,807       4,315,263
                                                   --------------- ---------------   -----------     -----------
     End of period*                                     1,461,378       1,890,768    22,167,242      12,410,807
                                                   =============== ===============   ===========     ===========
Investor share transactions:
     Issued                                                32,845          61,455     1,850,319       1,247,484
     Reinvested                                             1,447             -         301,117          54,574
     Redeemed                                             (32,012)        (67,137)     (627,844)       (324,478)
                                                   --------------- ---------------   -----------     -----------
Net increase (decrease) in shares                           2,280          (5,682)    1,523,592         977,580
Shares outstanding beginning of period                    145,601         151,283     1,635,679         658,099
                                                   --------------- ---------------   -----------     -----------
Shares outstanding end of period                          147,881         145,601     3,159,271       1,635,679
                                                   =============== ===============   ===========     ===========
Institutional share transactions:
     Issued                                                 7,350          24,318       885,692         447,918
     Reinvested                                               876             -         143,192          18,965
     Redeemed                                             (70,073)         (2,174)     (241,014)       (122,567)
                                                   --------------- ---------------   -----------     -----------
Net increase (decrease) in shares                         (61,847)         22,144       787,870         344,316
Shares outstanding beginning of period                    114,156          92,012       584,310         239,994
                                                   --------------- ---------------   -----------     -----------
Shares outstanding end of period                           52,309         114,156     1,372,180         584,310
                                                   =============== ===============   ===========     ===========


*including accumulated undistributed net investment income of $0 and $0, respectively, for Ohio Heartland Fund, and $5,638 and $0, respectively for Aggressive Value Fund.


     The accompanying notes are an integral part of the financial statements

Financial Highlights
--------------------------------------------------------------------------------
Aggressive Value Fund                                            Investor Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                           01/01/00     01/01/99     02/01/98**
                                              to           to           to
                                           12/31/00     12/31/99     12/31/98
Net Asset Value -
     Beginning of Period                       5.58         4.80         5.00
Net Investment Income                          0.03        (0.06)       (0.07)
Net Gains or Losses on Securities
     (realized and unrealized)                (0.11)        1.08        (0.09)
                                           ---------    ---------    ----------
Total from Investment Operations              (0.08)        1.02        (0.16)
Distributions
     Net investment income                    (0.03)          -            -
     Capital gains                            (0.59)       (0.24)       (0.04)
                                           ---------    ---------    ----------
          Total Distributions                 (0.62)       (0.24)       (0.04)
                                           ---------    ---------    ----------
Net Asset Value -
     End of Period                           $ 4.88       $ 5.58       $ 4.80
                                           =========    =========    ==========

Total Return                                  -1.38%       21.19%       -3.27%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)      15,424        9,128        3,159
Ratio of expenses to average net assets        1.90%        2.10%        2.69%*
Ratio of net income to average net assets      0.53%       -0.82%       -1.33%*
Portfolio turnover rate                         116%          96%         109%*

                                                            Institutional Shares
--------------------------------------------------------------------------------
                                           01/01/00     01/01/99     02/01/98**
                                              to           to           to
                                           12/31/00     12/31/99     12/31/98
Net Asset Value -
     Beginning of Period                       5.62         4.82         5.00
Net Investment Income                          0.06        (0.04)       (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                (0.13)        1.08        (0.09)
                                           ---------    ---------    ----------
Total from Investment Operations              (0.07)        1.04        (0.14)
Distributions
     Net investment income                    (0.05)           -            -
     Capital gains                            (0.59)       (0.24)       (0.04)
                                           ---------    ---------    ----------
          Total Distributions                 (0.64)       (0.24)       (0.04)
                                           ---------    ---------    ----------
Net Asset Value -
     End of Period                           $ 4.91       $ 5.62       $ 4.82
                                           =========    =========    ==========

Total Return                                  -1.21%       21.60%       -2.87%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)       6,743        3,283        1,156
Ratio of expenses to average net assets        1.40%        1.60%        2.19%*
Ratio of net income to average net assets      1.03%       -0.32%       -0.83%*
Portfolio turnover rate                         116%          96%         109%*

*annualized
**commencement of operations

Financial Highlights
--------------------------------------------------------------------------------
Ohio Heartland Fund                                              Investor Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                         01/01/00      01/01/99      02/01/98**
                                            to            to            to
                                         12/31/00      12/31/99      12/31/98
Net Asset Value -
     Beginning of Period                     7.26          8.16         10.00
Net Investment Income                       (0.09)        (0.07)        (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)               0.19         (0.83)        (1.79)
                                         ---------     ---------     ---------
Total from Investment Operations             0.10         (0.90)        (1.84)
Distributions
     Net investment income                     -             -             -
     Capital gains                          (0.08)           -             -
                                         ---------     ---------     ---------
          Total Distributions               (0.08)           -             -
                                         ---------     ---------     ---------
Net Asset Value -
     End of Period                         $ 7.28        $ 7.26        $ 8.16
                                         =========     =========     =========

Total Return                                 1.38%       -11.03%       -18.40%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)     1,076         1,057         1,234
Ratio of expenses to average net assets      3.48%         2.88%         3.24%*
Ratio of net income to average net assets   (1.26)%       -0.94%        -0.88%*
Portfolio turnover rate                        22%           33%            7%*

                                                            Institutional Shares
--------------------------------------------------------------------------------
                                         01/01/00      01/01/99      02/01/98**
                                            to            to            to
                                         12/31/00      12/31/99      12/31/98
Net Asset Value -
     Beginning of Period                     7.31          8.18         10.00
Net Investment Income                       (0.06)        (0.04)        (0.03)
Net Gains or Losses on Securities
     (realized and unrealized)               0.18         (0.83)        (1.79)
                                         ---------     ---------     ---------
Total from Investment Operations             0.12         (0.87)         1.82
Distributions
     Net investment income                     -             -             -
     Capital gains                          (0.08)           -             -
                                         ---------     ---------     ---------
          Total Distributions               (0.08)           -             -
                                         ---------     ---------     ---------
Net Asset Value -
     End of Period                         $ 7.35        $ 7.31        $ 8.18
                                         =========     =========     =========

Total Return                                 1.65%       -10.64%       -18.20%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)       385           834           753
Ratio of expenses to average net assets      2.98%         2.38%         2.74%*
Ratio of net income to average net assets   -0.76%        -0.44%        -0.38%*
Portfolio turnover rate                        22%           33%            7%*

*annualized
**commencement of operations

NOTES TO FINANCIAL STATEMENTS
                                   MAXUS OHIO HEARTLAND & AGGRESSIVE VALUE FUNDS
                                                               DECEMBER 31, 2000

  1.)SIGNIFICANT ACCOUNTING POLICIES
     Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. Shares of the Funds are divided into two classes, Investor shares and Institutional shares. Each share represents an equal proportionate interest in the Funds with other shares of the same class. Investor shares incur a distribution expense. The investment objective of Maxus Ohio Heartland Fund is to obtain a total return (a combination of capital appreciation and income). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less then $10,000,000 or more then $200,000,000 as of the date of investment. Significant accounting policies of the Funds are presented below:

     SECURITY VALUATION
     Both Funds intend to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains. Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund incurred excise taxes for the year ended December 31, 2000 in the amount of $816 and $1,222 respectively. At December 31, 2000 Maxus Ohio Heartland Fund has net loss carryovers totaling $65,653 which expire in 2007.

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital and /or accumulated undistributed net realized gains.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from each Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.


  3.)RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has two wholly owned subsidiaries which provide services to the Funds. These subsidiaries are Maxus Asset Management Inc. and Maxus Securities Corp. Maxus Asset Management was paid $17,927 by Maxus Ohio Heartland Fund and $206,990 by Maxus Aggressive Value Fund in investment advisory fees during the fiscal year ending December 31, 2000. The Funds have adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Maxus Securities has served as the national distributor of the Funds shares. The Funds have entered into a distribution agreement pursuant to which the Funds pay Maxus Securities a fee, accrued daily and payable monthly at an annual rate of .50%, based on the average daily net assets for Investor class only. Maxus Securities was paid $5,600 by Maxus Ohio Heartland Fund and $78,765 by Maxus Aggressive Value Fund for distribution expenses. Resource Management Inc. owns 49% of Mutual Shareholder Services. Mutual Shareholder Services provides fund accounting and transfer agent services to the Maxus Ohio Heartland Fund and the Maxus aggressive Value Fund. Mutual Shareholder Services received fees totaling $4,911 from Maxus Ohio Heartland Fund and $27,468 from Maxus Aggressive Value Fund for services rendered to the Fund for the fiscal year ending December 31, 2000. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $3,571 from Maxus Ohio Heartland Fund and $202,579 from Maxus Aggressive Value Fund for the fiscal year ending December 31, 2000.

     At December 31, 2000, Resource Management Inc. owned 10,000 shares of Maxus Ohio Heartland and 100,000 shares of Maxus Aggressive Value Fund.

     Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator.

  4.)CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2000, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $2,039,284 for the Maxus Ohio Heartland Fund and $24,858,030 for the Maxus Aggressive Value Fund.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

  5.)PURCHASES AND SALES OF SECURITIES
     The table below displays information describing purchases and sales of investment securities, both U.S. Government obligations and non U.S. Government obligations, excluding short-term securities, made during the fiscal year ending December 31, 2000.

================================================================================
                                                Maxus             Maxus
                                           Ohio Heartland    Aggressive Value
                                                Fund              Fund
================================================================================
Purchase of non-U.S. Government                386,431         24,853,223
================================================================================
Sale of non- U.S. Government                   837,077         18,669,115
================================================================================
Purchase of U.S. Government                          0          1,953,280
================================================================================
Sale of U.S. Government                              0                  0
================================================================================



  6.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was $2,024,388 for Maxus Ohio Heartland Fund and $24,832,996 for Maxus Aggressive Value Fund. The difference between book cost and the tax cost consists of wash sales in the amount $84,683 for the Maxus Aggressive Value Fund.

     At December 31, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

================================================================================
                                  Maxus Ohio Heartland   Maxus Aggressive Value
                                          Fund                   Fund
================================================================================
Appreciation                            $212,448              $2,064,667
================================================================================
(Depreciation)                          (724,701)             (4,673,412)
                                        ---------             -----------
================================================================================
Net Appreciation (Depreciation)         (512,253)             (2,608,745)
================================================================================


  7.) SUBSEQUENT EVENTS

     On January 2, 2001, Resource Management Inc. and subsidiaries were acquired by Fifth Third Bancorp. Related to this acquisition, the Funds were affected as follows:

     Name Changes: The name of the Funds and their Investment Advisor were changed to the Fifth Third/Maxus Ohio Heartland Fund, Fifth Third/Maxus Aggressive Value Fund and Fifth Third/Maxus Asset Management, respectively, on January 2, 2001.

     Distributor: The national distributor of the Funds' shares as of January 2, 2001, is BISYS Fund Services L.P. ("BISYS"). The 12b-1 payment provisions of the distribution agreement with BISYS are unchanged from the 12b-1 payment provisions the Funds had with their former national distributor, Maxus Securities Corp.

     Investment Advisor: On December 28, 2000, the shareholders of the Funds approved a new investment advisory agreement with Fifth Third/Maxus Asset Management which became effective on January 2, 2001. The compensation provisions of the new investment advisory agreement are unchanged from the prior investment advisory agreement with Maxus Asset Management.

     Custodian: Custody of the Funds' assets was transferred to Fifth Third Bank on January 26, 2001.

                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
MaxFund Trust:

We have audited the statements of assets and liabilities including the schedules of investments, of the MaxFund Trust (comprising, respectively, the Maxus Ohio Heartland Fund and the Maxus Aggressive Value Fund) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period of February 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MaxFund Trust as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period of February 1, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 17, 2001

                               Investment Adviser
                       Fifth Third/Maxus Asset Management
                             1301 East Ninth Street
                               Cleveland, OH 44114

                                 Transfer Agent
                        Mutual Shareholder Services, LLC.
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                Fifth Third Bank
                            38 Fountain Square Place
                              Cincinnati, OH 45263

                                  Legal Counsel
                   McDonald, Hopkins, Burke & Haber Co., L.P.A
                              2100 Bank One Center
                              600 Superior Avenue
                               Cleveland, OH 44114

                                    Auditors
                        McCurdy & Associates, CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                                Board of Trustees
                                 Raj Aggarwal
                                 Denis J Amato
                                Richard A Barone
                                  Kent W Clapp
                                Robert H. Fritz
                               Steven M Kasarnich
                                 Joseph H Smith
                                 Burton D Morgan
                                 Michael A Rossi